Prospectus Supplement No. 1                     Filed Pursuant to Rule 424(b)(3)
(To Prospectus Dated November 2, 1999)                Registration No. 333-89345


                              Prospectus Supplement
                             Dated November 16, 1999


     This prospectus relates to the resale by the holder of our :

     o    $300,000,000 principal amount of 6.25% convertible notes due 2009,

     o $425,500,000 principal amount at maturity of 2.25% convertible notes due 2009, and

     o the shares of Class A common stock issuable upon conversion of the notes.

     This prospectus supplement should be read in conjunction with, and may not be delivered or utilized without, the prospectus dated November 2, 1999. The terms of the notes are set forth in the prospectus.

     The  information  in  the  table  appearing  under  the  heading   "Selling
Securityholders" on page 42 in the prospectus is hereby supplemented to include the following tables:

                                                         Principal      Percentage of      Number of        Number of  Percentage of
                                                         Amount of       6.25% Notes    Shares of Class     Shares of       Class A
                                                        Maturity of     Oustanding as    A Common Stock  Class A Common Common Stock
                                                        6.25% Notes     of November 1,   Issuable Upon        Stock      Outstanding
                                                        Beneficially         1999        Conversion of    Beneficially       as of
                                                         Owned That                     the 6.25% Notes    Owned as of   November 1,
                                                        May be Sold                     That May be Sold   November 16,      1999**
         Selling Securityholders                                                                               1999
AAM/Zazove Institutional Income Fund, L.P.                 $1,300,000          *                53,278            -                *
ABN AMRO Incorporated                                      $2,520,000          *               103,278            -                *
AFG Industries, Inc.                                         $380,000          *                15,573          24,600             *
Aftra Health Fund                                            $650,000          *                26,639            -                *
Alexandra Global Investment Fund I LTD                     $2,000,000          *                81,967            -                *
Allegheny Teledyne Inc. Pension Plan                       $1,500,000          *                61,475            -                *
Allstate Insurance Company                                 $4,250,000         1.42             174,180            -                *
Alstott Investments, LLC                                   $3,100,000         1.03             127,049            -                *
Aquinas Balanced Fund                                        $100,000          *                 4,098            -                *
Aquinas Equity Growth Fund                                   $560,000          *                22,950            -                *
Argent Classic Convertible Arbitrage Fund (Bermuda)       $28,000,000         9.33           1,147,540            -                *
L.P.
AXP Bond Fund, Inc.                                        $3,015,000         1.01             123,565            -                *
AXP Variable Portfolio - Bond Fund                           $585,000          *                23,975            -                *
AXP Variable Portfolio - Managed Fund                      $1,400,000          *                57,377            -                *
Bank of America Pension Plan                               $2,000,000          *                81.967            -                *
Barclays Capital Securities Limited                        $1,500,000          *                61,475            -                *
BBT Fund, L.P.                                            $15,000,000         5.00             614,754            -                *
Bear, Stearns & Co. Inc.(1)                                $1,500,000          *                61,475            -                *
Black Diamond Offshore, Ltd.                                 $781,000          *                32,008            -                *
Brazos Growth Portfolio                                      $260,000          *                10,655          11,900             *
Brown & Williamson Tobacco Master Retirement Trust           $100,000          *                 4,098            -                *
California Public Employees' Retirement System             $8,000,000         2.67             327,868            -                *
CIBC World Markets                                         $4,300,000         1.43             176,229            -                *
CIBC World Markets (International) Arbitrage               $8,600,000         2.87             352,459            -                *
City of Orlando                                              $200,000          *                 8,196          13,100             *
Conseco Direct Life Ins.                                     $500,000          *                20,491            -                *
Conseco Direct Life Insurance Company - Palladin             $500,000          *                20,491            -                *
Continental Assurance Company                              $3,200,000         1.07             131,147            -                *
Credit Suisse First Boston Corporation(2)                  $8,250,000         2.75             338,114            -                *
Davis Convertible Securities Fund                          $7,800,000         2.60             319,672            -                *
Delta Airlines Inc. Retirement Plan                        $1,200,000          *                49,180            -                *
Donaldson, Lufkin & Jenrette Securities Corp.              $1,000,000          *                40,983            -                *
Double Black Diamond Offshore LDC                          $2,072,000          *                84,918            -                *
Duckbill & Co.                                             $2,000,000          *                81,967            -                *
Evergreen Growth & Income Fund                             $1,900,000          *                77,868            -                *
Evergreen Income & Growth Fund                            $12,000,000         4.00             491,803            -                *
Evergreen Utility Fund                                     $2,000,000          *                81,967            -                *
Evergreen Variable Annuity Growth & Income Fund              $100,000          *                 4,098            -                *
Fidelity Financial Trust: Fidelity Convertible             $5,000,000         1.67             204,918            -                *
Securities Fund
Forest Alternative Strategies Fund II LP Series A5I          $210,000          *                 8,606            -                *
Forest Alternative Strategies Fund II LP Series A5M          $110,000          *                 4,508            -                *
Forest Convertible Fund                                      $240,000          *                 9,836            -                *

                                                         Principal      Percentage of      Number of        Number of  Percentage of
                                                         Amount of       6.25% Notes    Shares of Class     Shares of       Class A
                                                        Maturity of     Oustanding as    A Common Stock  Class A Common Common Stock
                                                        6.25% Notes     of November 1,   Issuable Upon        Stock      Outstanding
                                                        Beneficially         1999        Conversion of    Beneficially       as of
                                                         Owned That                     the 6.25% Notes    Owned as of   November 1,
                                                        May be Sold                     That May be Sold   November 16,      1999**
         Selling Securityholders                                                                               1999
Forest Fulcrum Fund LP                                     $2,095,000          *                85,860            -                *
Forest Global Convertible Fund Series A5                   $3,620,000         1.21             148,360            -                *
Forest Performance Fund                                      $380,000          *                15,573            -                *
General Motors Employees Global Group Pension Trust          $750,000          *                30,737            -                *
General Motors Welfare Benefit Trust                       $2,000,000          *                81,967            -                *
Golden Rule Insurance Company                              $2,600,000          *               106,557            -                *
Grace Brothers, LTD.                                       $1,000,000          *                40,983            -                *
GranGem 23 41 LLC                                            $500,000          *                20,491            -                *
Great Lakes Protection Fund                                  $250,000          *                10,245          16,200             *
Hamilton Family Trust                                        $400,000          *                16,393            -                *
Hartford Dividend and Growth HLS Fund                      $9,200,000         3.07             377,049            -                *
Highbridge Capital Corporation                             $6,250,000         2.08             256,147            -                *
Ithaca College                                               $100,000          *                 4,098           6,300             *
J.F. Maddox Foundation                                       $210,000          *                 8,606          15,200             *
John M. Olin Foundation, Inc.                              $1,500,000          *                61,475            -                *
J.P. Morgan Securities Inc.                                $5,300,000         1.77             217,213            -                *
Kaleida Health - Master Investment Trust                      $40,000          *                 1,639           2,400             *
Kaleida Health - Retirement Trust                             $90,000          *                 3,688           5,900             *
Kaleida Health - Self Insurance Trust                         $30,000          *                 1,229           2,100             *
Kentfield Trading, Ltd.                                    $9,250,000         3.08             379,098            -                *
Lipper Convertibles, L.P.                                  $9,000,000         3.00             368,852            -                *
Lipper Offshore Convertibles, L.P.                         $3,000,000         1.00             122,950            -                *
LLT Limited                                                  $200,000          *                 8,196            -                *
Mainstay Convertible Fund                                  $5,000,000         1.67             204,918            -                *
Mainstay Strategic Value Fund                                $250,000          *                10,245            -                *
Mainstay VP Convertible Portfolio                          $1,000,000          *                40,983            -                *
Mary Ann Hamilton                                            $400,000          *                16,393            -                *
Maryland State Retirement Fund                             $4,100,000         1.37             168,032            -                *
McMahan Securities Company, L.P.                             $250,000          *                10,245            -                *
MFS Series Trust I: MFS Convertible Securities Fund            $7,000          *                   286            -                *
MFS Series Trust V: MFS Total Return Fund                  $1,790,000          *                73,360            -                *
Morgan Stanley Dean Witter(3)                                $730,000          *                29,918            -                *
Morgan Stanley Dean Witter Convertible Securities          $1,500,000          *                61,475            -                *
Trust(4)                                                                                                                           *
National Bank of Canada                                    $1,750,000          *                71,721            -                *
New York Life Insurance Company                           $13,000,000         4.33             532,786            -                *
New York Life Separate Account #7                          $1,000,000          *                40,983            -                *
New York State Teamsters Health & Hospital Fund            $2,000,000          *                81,967            -                *
Oppenheimer Convertible Securities Fund                    $5,000,000         1.67             204,918            -                *
Pacific Life Insurance Company                               $500,000          *                20,491            -                *
Palladin Securities                                          $750,000          *                30,737            -                *
Peoples Benefit Life Insurance Company                     $5,000,000         1.67             204,918            -                *
PGEP III LLC                                                 $500,000          *                20,491            -                *
Phoenix High Yield Fund                                    $2,500,000          *               102,459            -                *
Pitney Bowes Retirement Fund                               $1,900,000          *                77,868            -                *
Quattro Global Capital - Offshore Fund                     $1,000,000          *                40,983            -                *
RBC Capital Services Inc c/o Forest Investment               $130,000          *                 5,327            -                *
Management LLC
Robert P. Luciano                                             $20,000          *                   819           1,400             *
Salomon Brothers Asset Management, Inc.(5)                 $3,000,000         1.00             122,950            -                *
Scientifc-Atlanta, Inc.                                      $150,000          *                 6,147          10,600             *
SG Cowen Securities Corp.                                  $2,500,000          *               102,459            -                *
Shirley Acheson Shirock Trust                                 $50,000          *                 2,049           3,400             *
SoundShore Opportunity Holding Fund Ltd.                   $2,500,000          *               102,459            -                *
SoundShore Strategic Holding Fund Ltd.                     $2,250,000          *                92,213            -                *
South Dakota Retirement System                             $3,000,000         1.00             122,950          70,000             *
Southport Partners International Ltd.                      $1,200,000          *                49,180            -                *
Southport Management Partners L.P.                           $600,000          *                24,590            -                *
Sylvan IMA LTD c/o Forest Investment Management LLC          $565,000          *                23,155            -                *
The Class IC Company, Ltd.                                 $1,500,000          *                61,475            -                *
The Hartford Dividend and Growth Fund                      $1,200,000          *                49,180            -                *
The Retail Clerks Pension Trust                            $2,000,000          *                81,967            -                *
Third Avenue High Yield Fund                                 $500,000          *                20,491            -                *
Triton Capital Investments, LTD                            $2,000,000          *                81,967            -                *
University of Nebraska Foundation                            $400,000          *                16,393          28,300             *
University of Nebraska Foundation #2                          $40,000          *                 1,639           2,800             *
U.S. Olympic Foundation                                      $800,000          *                32,786            -                *
White River Securities LLC(6)                              $1,500,000          *                61,475            -                *
Worldwide Transactions Ltd.                                  $147,000          *                 6,024            -                *
Zazove Income Fund, L.P.                                   $1,700,000          *                69,672            -                *
                                                         ===========         ====           ==========         =======          ====
                                                 TOTAL   $274,397,000        91.47          11,983,432         214,200          8.42


                                                       Principal Amount   Percentage of Number of Shares   Number of      Percentage
                                                        of Maturity of     2.25% Notes     of Class A    Shares of Class  of Class A
                                                          2.25% Notes    Outstanding as   Common Stock  A Common Stock  Common Stock
                                                         Beneficially    of November 1,   Issuable Upon   Beneficially   Outstanding
                                                        Owned That May        1999        Conversion of   Owned as of          as of
                                                            be Sold                      the 2.25% Notes  November 16,   November 1,
               Selling Securityholders                                                  That May be Sold     1999             1999**
ABN AMRO Incorporated                                       $2,000,000          *              83,333             -                *
Argent Classic Convertible Arbitrage Fund (Bermuda)        $30,000,000        7.05          1,250,000             -                *
L.P.
Bankers Trust Trustee For Chrysler Corp. Emp #1             $3,757,000          *             156,541             -                *
Pension Plan Dtd. 4/1/89
Bank Austria Cayman Islands LTD                             $3,000,000          *             125,000             -                *
Barclays Capital Securities Limited                         $1,500,000          *              62,500             -                *
Chrysler Corporation Master Retirement Trust                $7,850,000        1.84            327,083             -                *
CIBC World Markets                                          $2,500,000          *             104,166             -                *
Circlet (IMA) Limited                                       $4,000,000          *             166,666             -                *
Convexity Partners, L.P.                                    $1,000,000          *              41,666             -                *
CPR (USA) Inc.                                                $650,000          *              27,083             -                *
Credit Suisse First Boston Corporation(2)                  $63,500,000        14.92         2,645,833             -                *
Delaware PERS                                               $1,835,000          *              76,458             -                *
Delta Air Lines Master Trust c/o Oaktree Capital            $3,185,000          *             132,708             -                *
Management, LLC
Donaldson, Lufkin & Jenrette Securities Corp.               $2,000,000          *              83,333             -                *
Employee Benefit Convertible Securities Fund                  $450,000          *              18,750             -                *
Fidelity Financial Trust: Fidelity Convertible              $7,100,000        1.67            295,833             -                *
Securities Fund
Forest Alternative Strategies Fund II LP Series A5I           $195,000          *               8,125             -                *
Forest Alternative Strategies Fund II LP Series A5M            $95,000          *               3,958             -                *
Forest Convertible Fund                                       $290,000          *              12,083             -                *
Forest Fulcrum Fund LP                                      $1,560,000          *              65,000             -                *
Forest Global Convertible Fund Series A5                    $3,080,000          *             128,333             -                *
Forest Performance Fund                                       $484,000          *              20,166             -                *
Franklin & Marshall College                                   $284,000          *              11,833             -                *
J.P. Morgan Securities Inc.                                 $8,000,000          *             333,333             -                *
Julius Baer Securities                                      $1,300,000          *              54,166             -                *
Libertyview Funds, L.P.                                     $1,100,000          *              45,833             -                *
LLT Limited                                                   $145,000          *               6,041             -                *
General Motors Welfare Benefit Trust (L/T VEBA)             $3,000,000          *             125,000             -                *
Goldman, Sachs & Co.(7)                                     $1,500,000          *              62,500             -                *
Hamilton Partners Limited                                   $5,000,000        1.18            208,333             -                *
Highbridge Capital Corporation                              $8,500,000        2.00            354,166             -                *
ICI American Holdings Trust                                   $750,000          *              31,250             -                *
McMahan Securities Company, L.P.                            $2,250,000          *              93,750             -                *
MichaelAngelo, L.P.                                         $5,525,000        1.30            230,208             -                *
Morgan Stanley Dean Witter(3)                               $4,500,000        1.06            187,500             -                *
Morgan Stanley Dean Witter Convertible Securities           $2,000,000          *              83,333             -                *
Trust(4)
Motion Picture Industry Health Plan -Active Member Fund       $920,000          *              38,333             -                *
Motion Picture Industry Health Plan - Retiree Member Fund     $465,000          *              19,375             -                *
Nalco Chemical Company                                        $395,000          *              16,458             -                *
Nations Capital Income Fund                                 $5,000,000        1.18            208,333             -                *
OCM Convertible Trust                                       $4,230,000          *             176,250             -                *
Oppenheimer Capital Income Fund                             $5,000,000        1.18            208,333             -                *
Pacific Innovations Trust Capital Income Fund                 $500,000          *              20,833             -                *
Partner Reinsurance Company Ltd.                            $1,600,000          *              66,666             -                *
Penn Treaty Network American Insurance Co.                    $253,000          *              10,541             -                *
Peoples Benefit Life Insurance Company Teamsters            $5,000,000        1.18            208,333             -                *
Separate Account
Ramius, L.P.                                                $3,100,000          *             129,166             -                *
Ramius Securities LLC                                       $2,000,000          *              83,333             -                *
Raphael II, LTD.                                            $2,325,000          *              96,875             -                *
RBC Capital Services Inc. c/o Forest Investment               $161,000          *               6,708             -                *
Management LLC
RCG Baldwin, L.P.                                           $1,550,000          *              64,583             -                *
RCG Multi Strategy Account, L.P.                            $5,000,000        1.18            208,333             -                *
San Diego County Employees Retirement Association           $3,000,000          *             125,000             -                *
SG Cowen Securities Corp.                                   $6,500,000        1.53            270,833             -                *
State Employees' Retirement Fund of the State of            $3,985,000          *             166,041             -                *
Delaware
State of Connecticut Combined Investment Funds              $9,535,000        2.24            397,291             -                *
State of Oregon Equity                                      $8,770,000        2.06            365,416             -                *
State Street Bank Custodian For GE Pension Trust            $1,981,000          *              82,541             -                *
Sylvan IMA LTD c/o Forest Investment Management LLC           $240,000          *              10,000             -                *
The TCW Group, Inc.                                        $60,195,000        14.15         2,508,125             -                *
Triarc Companies, Inc.                                      $1,000,000          *              41,666             -                *
Triton Capital Investments, LTD                            $12,000,000        2.82            500,000             -                *
Value Line Convertible Fund, Inc.                           $1,500,000          *              62,500             -                *
Vanguard Convertible Securities Fund, Inc.                  $5,390,000          *             224,583             -                *
Zeneca Holdings Trust                                         $750,000          *              31,250             -                *
                                                          ============        =====        ==========          =======          ====
                                                 TOTAL    $336,230,000        79.02        14,009,563             0             9.62


*   Less than 1%.

** Includes shares issuable upon conversion of the notes and shares beneficially owned as of November 16, 1999.

(1) Bear, Stearns & Co. Inc. was an initial purchaser of the notes when the notes were originally sold in a private placement.

(2) Credit Suisse First Boston Corporation was an initial purchaser of the notes when the notes were originally sold in a private placement.

(3) Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Dean Witter, was an initial purchaser of the notes when the notes were originally sold in a private placement.

(4) Morgan Stanley & Co. Incorporated, an affiliate of Morgan Stanley Dean Witter Convertible Securities Trust, was an initial purchaser of the notes when the notes were originally sold in a private placement.

(5)  Salomon  Smith  Barney  Inc.,  an  affiliate  of  Salomon   Brothers  Asset
Management, Inc., was an initial purchaser of the notes when the notes were originally sold in a private placement.

(6) Bear, Stearns & Co. Inc., an affiliate of White River Securities LLC, was an initial purchaser of the notes when the notes were originally sold in a private placement.

(7) Goldman, Sachs & Co. was an initial purchaser of the notes when the notes were originally sold in a private placement.